                                                                  EXHIBIT 10.1




                        KENTEK INFORMATION SYSTEMS, INC.
                             1992 STOCK OPTION PLAN
                 (AMENDED AND RESTATED AS OF FEBRUARY 8, 1996)


1.       PURPOSE.

         The purpose of this 1992 Stock Option Plan (the "Plan") is to encourage key personnel, including employees, officers, directors, consultants and advisors, to remain in the employ or service of Kentek Information Systems, Inc. (the "Company") and its present and future subsidiary corporations as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code") (sometimes collectively "Subsidiaries" and individually a "Subsidiary") to attract new key personnel, and to encourage such key personnel to secure or increase on reasonable terms their stock ownership in the Company. The Board of Directors of the Company (the "Board") believes that the granting of stock options ("Options") under the Plan will promote continuity of management and increased incentive and personal interest in the welfare of the Company and aid in securing its continued growth and financial success by those who are or may become primarily responsible for shaping and carrying out the long range plans of the Company. Options granted hereunder are intended to be either (a) "incentive stock options" (which term, when used herein, shall have the meaning ascribed thereto by the provisions of Section 422(b) of the Code) or (b) options which are not incentive stock options ("non-statutory stock options") or (c) a combination thereof, as determined by the Committee referred to in
Section 5 hereof (the "Committee") at the time of the grant thereof, except that all Options granted pursuant to Section 22 hereof shall be non-statutory stock options.

2.       EFFECTIVE DATE OF THE PLAN.

         The Plan was originally adopted by the Board on October 14, 1992, and was approved by the stockholders of the Company ("stockholders") within twelve months after that date. The Plan was amended and restated as of June 30, 1993, and is hereby amended and restated for a second time as of February 8, 1996.

3.       STOCK SUBJECT TO PLAN.

         Following the closing of the Company's first underwritten public offering of Common Stock and the automatic conversion of the Senior Convertible Preferred Stock into Common Stock, the stock subject to the Plan shall consist of 3,375,000 shares of Common Stock, $.01 par value, of the Company (the "Common Stock") as the same may be adjusted from time to time pursuant to
Section 13 hereof. Such shares may, as the Board shall from time to time determine, be either authorized but unissued shares of


                                     1.

Common Stock or issued shares of Common Stock which have been reacquired by the Company. If any Option expires or terminates for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for the purposes of the Plan. There is hereby reserved for issuance of Options 3,375,000 authorized but unissued shares of Common Stock, which number of shares shall be from time to time (i) adjusted pursuant to Section 13 hereof and (ii) reduced to the extent that outstanding shares of the Common Stock which shall have been reacquired by the Company are (without duplication)
(x) reserved for issuance pursuant to the Plan or (y) issued upon exercise of Options.

4.       ADMINISTRATION.

         (a) Except as provided in paragraph (b) of this Section 4, or otherwise specifically provided in the Plan, the Plan shall be administered by the Stock Option Committee (the "Committee"). The Committee shall, except as provided in said paragraph (b), or otherwise specifically provided in the Plan, have complete authority, in its discretion, to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the option agreements or certificates which evidence Options, to determine the individuals (the "Participants") to whom and the times and the prices at which Options shall be granted, the periods during which Options shall be exercisable, the number of shares of the Common Stock to be subject to Options and whether Options shall be incentive stock options or non-statutory stock options and to make all other determinations necessary or advisable for the administration of the Plan. In making such determinations, the Committee may take into account the nature of the services rendered by the respective Participants, their present and potential contributions to the success of the Company and the Subsidiaries and such other factors as the Committee in its discretion shall deem relevant. The Committee's determination on the matters referred to in this paragraph (b) shall be conclusive. Any dispute or disagreement which may arise under or as a result of or with respect to any Option shall be determined by the Committee, in its sole discretion, and any interpretations by the Committee of the terms of any Option shall be final, binding and conclusive.

         (b) The Board shall (and the Committee shall not) administer the Plan to the extent that it relates to Options granted pursuant to the provisions of Section 22 hereof to Outside Directors as defined in said Section
22. The Board shall have complete authority, in its discretion (and the Committee shall have no authority), to interpret the Plan with respect to Options granted to Outside Directors pursuant to Section 22 hereof, to prescribe, amend and rescind rules and regulations relating to it with respect to such Options, to determine the terms and provisions of the option agreements or certificates which evidence such Options and to make all other determinations necessary or advisable for the administration of the Plan with respect to such Options; provided, however, that





                                       2.
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the Board shall not have any authority relating to whom or the times or the prices at which such Options shall be granted to Outside Directors, the periods during which such Options shall be exercisable, or the number of shares of the Common Stock to be subject to such Options (except as provided in Section 13 hereof and except with respect to, at such time as the Common Stock shall be publicly traded, the fixing of the method by which the fair market value of a share of the Common Stock shall be determined as contemplated by Section 22 hereof). The Board's determination on the matters referred to in this paragraph
(b) shall be conclusive. Any dispute or disagreement which may arise under or as a result of, or with respect to any Option granted pursuant to said Section 22 shall be determined by the Board, in its sole discretion, and any interpretation by the Board of the terms of any such Option shall be final, binding and conclusive.

5.       COMMITTEE.

         The Committee shall consist of two or more members of the Board, both or all of whom shall be "disinterested persons" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and may also be, in the discretion of the Board, "outside directors" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder. In addition, the Board may appoint a separate Committee consisting of two or more outside directors within the meaning of Section 162(m) of the Code to grant options to the Chief Executive Officer and the four other highest compensated officers of the Company. The Committee shall be appointed by the Board to serve at the pleasure of the Board, which may at any time and from time to time remove any members of the Committee, with or without cause, appoint additional members to the Committee and fill vacancies, however caused, in the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members present at a duly called meeting of the Committee at which a quorum is present. Any decision or determination of the Committee reduced to writing and signed by all of the members of the Committee shall be fully as effective as if it had been made at a meeting duly called and held.

6.       ELIGIBILITY.

         (a) An Option may be granted only to (1) key employees of the Company or a Subsidiary (including officers and/or directors), (2) directors of the Company who are not employees of (but who may be officers and/or consultants or advisors for) the Company or a Subsidiary, (3) consultants or advisors hired by the Company or a Subsidiary to provide, on a regular basis, consulting or other services for the Company or a Subsidiary and (4) employees of a corporation which has been acquired by the Company or a Subsidiary, whether by way of exchange or purchase of stock, purchase of assets, merger or reverse merger, or otherwise, who hold options with respect to the stock of such





                                       3.
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corporation which the Company has agreed to assume; provided, however, that no
Option shall be granted pursuant to the Plan to an Outside Director, for his services as a director except pursuant to Section 22 hereof.

         (b) If Section 162(m) of the Code applies to the Plan, no person shall be eligible to be granted Options covering more than 1,687,500 shares of the Company's Common Stock in any calendar year.

7.       OPTION PRICES.

         (a) Except as otherwise provided in Section 21 hereof, the initial per share option price of any Option which is an incentive stock option shall not be less than the fair market value of a share of the Common Stock on the date such Option is granted; provided, however, that, in the case of a Participant who owns more than 10% of the Common Stock at the time an Option which is an incentive stock option is granted to him, the initial per share option price shall not be less than 110% of the fair market value of a share of the Common Stock on the date such Option is granted.

         (b) Except as otherwise provided in Sections 21 or 22 hereof, the initial per share option price of any Option which is a non-statutory stock option shall not be less than 50% of the fair market value of a share of the Common Stock on the date such Option is granted.

         (c) Except as otherwise provided in Section 22 hereof and the next sentence of this paragraph (c), for all purposes of the Plan, the fair market value of a share of the Common Stock on any date shall be determined in good faith by the Committee. In the event the Common Stock shall be publicly traded, fair market value shall be determined by the Committee in the same manner as provided for the determination of fair market value in the case of a grant of an Option to an Outside Director pursuant to Section 22 hereof, except that the Committee shall make the determination provided for in the last sentence of
Section 22(b)(ii) rather than the Board.

         (d) In no event shall the per share option price of any Option (including without limitation, any Option granted pursuant to Sections 21 or 22 hereof or as adjusted pursuant to Section 13 hereof) be less than the par value of such share.

8.       OPTION TERM.

         Participants shall be granted Options (other than pursuant to Section 22 hereof) for such term as the Committee shall determine, not in excess (including all modifications, extensions and renewals thereof) of ten years from the date of the granting thereof; provided, however, that, except as otherwise provided in Section 21 hereof, in the case of a Participant who owns more than 10% of the Common Stock at the time an Option





                                       4.
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which is an incentive stock option is granted to him, the term with respect to such Option shall not be in excess of five years from the date of the granting thereof; provided, further, however, that Options shall in any event terminate at such earlier times as are specifically provided in the Plan.

9.       LIMITATION ON AMOUNT OF INCENTIVE STOCK OPTIONS GRANTED.

         Except as otherwise provided in Section 21 hereof, the aggregate fair market value of the shares of the Common Stock for which any Participant may be granted incentive stock options which are exercisable for the first time in any calendar year (whether under the terms of the Plan or any other stock option plan of the Company) shall not exceed $100,000; provided, however, that the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as non-statutory stock options.

10.      EXERCISE OF OPTIONS.

         (a) Except for Options granted pursuant to Section 22 hereof, a Participant may exercise each Option granted to him in such installments as the Committee shall determine at the time of the grant thereof; provided, however, that, unless the Committee shall otherwise determine, a Participant may not exercise an Option (except for Options granted pursuant to Section 22 hereof) prior to the first anniversary of the date of the granting of such Option to him and a Participant may (i) during the period commencing on the first anniversary of the date of the granting of such Option to him and ending on the day preceding the second anniversary of such date, exercise such Option with respect to one-third of the shares granted thereby, (ii) during the period commencing on such second anniversary and ending on the day preceding the third anniversary of the date of the granting of such Option, exercise such Option with respect to two-thirds of the shares granted thereby and (iii) during the period commencing on such third anniversary, exercise such Option with respect to all of the shares granted thereby; provided, further, however, that, notwithstanding any other provision of the Plan or any agreement to the contrary, no Option except an Option granted pursuant to Section 21 hereof, shall be exercisable until the date which is six months after the date on which such Option is granted.

         (b) Except as hereinbefore or in Sections 21 or 22 hereof otherwise set forth, an Option may be exercised either in whole at any time or in part from time to time.

         (c) The Committee may, in its discretion, and subject to the last provision of paragraph (a) of this Section 10, permit any outstanding Option to be exercised, in whole or in part, prior to the time when it would otherwise be exercisable in accordance with the provision of paragraph (a) of this Section 10.





                                       5.
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         (d)     An Option may be exercised only by a written notice of intent to exercise such Option with respect to a specific number of shares of the Common Stock and payment to the Company in cash or by check of the amount of the option price for the number of shares of the Common Stock so specified; provided, however, that with respect to an Option which is not an Outside Director Option, with the consent of the Committee, and with respect to an Option which is an Outside Director Option, with the Consent of the Board, all or any portion of such payment may be made in kind by the delivery of shares of the Common Stock having a fair market value on the date of delivery equal to the portion of the option price so paid; provided, further, however, that, subject to the requirements of Regulation T (as in effect from time to time) promulgated under the Securities Exchange Act of 1934, the Committee, or the Board, as the case may be, may, in the event that shares of the Common Stock shall be publicly traded, implement procedures to allow a broker chosen by a Participant to make payment of all or any portion of the option price payable upon the exercise of an Option and to receive, on behalf of such Participant, all or any portion of the shares of the Common Stock issuable upon such exercise.

11.      RESTRICTIONS ON TRANSFERABILITY.

         (a) An Option which is an incentive stock option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person. An Option which is a non-statutory stock option shall not be transferable except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order satisfying the requirements of Rule 16b-3 adopted pursuant to the Exchange Act and the rules thereunder (a "QDRO"), and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person or any transferee pursuant to a QDRO. The person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Participant, shall thereafter be entitled to exercise the Option.

         (b)     (i)    Subject to the provisions of subparagraph (v) of this
Section 11(b), shares of Common Stock shall not be issued on the exercise of an Option unless the Participant executes and delivers to the Company an agreement granting to the Company the right, but not the obligation, to repurchase the shares acquired by such Participant in the manner hereinafter set forth.

                (ii)    (A)      Each Participant shall agree not to sell,
assign, pledge, mortgage, hypothecate, create a security interest in or lien upon, encumber, give, place in trust or in any other manner transfer title or rights to, or otherwise encumber, any of the shares of Common Stock acquired by such Participant pursuant to the Plan or any other shares acquired by such Participant on, or with respect to, or in exchange for, such shares





                                       6.
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(or on, or with respect to, or in exchange for any shares so acquired) by way of dividend, recapitalization, merger, consolidation, reorganization or capital adjustment, of the Company, or otherwise (the shares so acquired pursuant to an Option and all such other shares being hereafter sometimes referred to as "Shares") except as hereinafter provided. In the event that a Participant desires to transfer all of such Participant's Shares and has received a bona fide written offer from a third party to purchase all such Shares for a consideration consisting of money (payable at one time) such Participant shall:
(x) first, offer to sell (except as hereinafter provided) all Shares owned by such Participant to the Company at the price and upon the terms of payment stated in the bona fide written offer; and (y) if, within 30 days from the date of the offer to the Company, the Company does not accept the offer or rejects the offer, then such Participant may accept the bona fide written offer from the third party. Notwithstanding the requirement that a Participant desiring to sell any Shares must first offer to sell all Shares owned by such Participant in accordance with this Section 11(b), if the Board shall so agree, the Participant need offer to sell only the Shares which are the subject of a bona fide written offer for less than all the Shares of such Participant. Any offer given pursuant to this Section 11(b) shall be in writing and include a copy of the bona fide written offer from the third party signed by such third party and shall include the name, address and principal business of such third party. No offer shall be considered bona fide, if the third party is a competitor of the Company or is other than for cash. No Shares may be sold to a third party unless and until the 30-day period specified above following delivery of the notice shall have expired without receipt by the Participant of a written notice of acceptance of the offer. Any acceptance must be by written notice to the Participant and failure to accept within the 30-day period specified shall constitute rejection. If the Participant becomes entitled to transfer the Shares of such Participant to a third party, such Participant may effect such transfer only during a period of 30 days commencing upon the expiration of the 30-day period from the date of the offer to sell to the Company and, further, such transfer may be made only to the third party named in the notice and upon the terms set forth in such notice, or on other terms not more favorable to the third party, and if the transfer does not occur within that period, the offered Shares shall again become subject to the foregoing restrictions upon transfer.

                        (B) Notwithstanding the foregoing, a Participant shall have the right to transfer all or part of such Participant's Shares (and the transferor shall also have the right to transfer all or part of such transferor's Shares) to such Participant's spouse or issue or a trust for the benefit of any of them, by gift, bequest or the laws of descent and distribution; provided, however, that under no circumstances shall any Shares by so transferred, unless prior to the transfer, the transferee has executed and delivered to the Company, in a form acceptable to the Board, an agreement, wherein such transferee agrees to be bound by all the terms and provisions of this Section 11(b) to the same extent as if such transferee were the Participant.





                                       7.
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                 (iii)    The closing of any such repurchase by the Company
shall occur within 20 days after notification by the Company to the Participant that it desires to exercise its right to repurchase Shares. Payment of the purchase price shall be made at the closing, at which time the Participant shall deliver stock certificates representing the Shares being purchased by the Company duly endorsed, together with any applicable stamp taxes. Such Shares shall be free and clear of all liens, charges, security interests and encumbrances of any nature whatsoever.

                 (iv) Each certificate issued representing Shares and each certificate issued in exchange therefor or upon transfer of such certificate shall, in the discretion of the Committee, except that in the case of Options granted pursuant to Section 22 hereof, in the discretion of the Board, bear the following legend or any portion thereof:

                 "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act") or any state securities laws, and accordingly may not be sold, transferred, pledged, or otherwise disposed of or encumbered in the absence of an effective registration statement as to the same or unless Kentek Information Systems, Inc. (the "Company") receives an opinion of counsel to the Company or an opinion of counsel to the holder hereof satisfactory to the Company that an exemption from said registration is available, and except in compliance with the terms and conditions specified in the 1992 Stock Option Plan of the Company, copies of which are on file at the principal office of the Company, and no transfer of such shares shall be valid or effective, nor shall the Company be required to transfer such shares of record, until such conditions have been fulfilled. The sale, transfer, pledge, assignment, granting of a security interest or other dispositions or encumbrance of Shares represented by this certificate is subject to the prior right of purchase by the Company."

                 (v) The restrictions set forth in subparagraphs (i), (ii) and (iii) of this Section 11(b) shall terminate, at such time as the Company shall have a public offering of any Common Stock. The Committee may, in its sole and absolute discretion, except that in the case of Options granted pursuant to Section 22 hereof, the Board may, in its sole and absolute discretion, at any time, and from time to time, waive or terminate any of the provisions of this Section 11(b) and may, in its sole and absolute discretion, at any time, and from time to time, waive any of the provisions of any agreement to be entered into with a Participant provided for in this Section 11(b) or terminate any such agreement with respect to such provisions.





                                       8.
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12.      TERMINATION OF SERVICE.

         Subject to the last sentence of this Section 12, in the event a Participant ceases to be in the employ or service of the Company and the Subsidiaries for any reason other than death, retirement as an employee of the Company or a Subsidiary on or after age 65 for employees of the Company, or permanent disability, whether voluntarily or otherwise, each Option granted to such Participant shall immediately terminate except to the extent it is exercisable on the date of such termination of employment or service, and to such extent shall terminate upon the earlier to occur of (i) the expiration of 90 days after such termination of employment or service or (ii) the expiration date specified in such Option. Subject to the last sentence of this Section 12, in the event a Participant's employment or service with the Company and the Subsidiaries terminates by reason of such Participant's death or permanent disability or by reason of such Participant's retirement as an employee of the Company or a Subsidiary on or after age 65 for employees of the Company, each Option granted to such Participant shall immediately terminate except that any Option granted to such Participant at least six months prior to the date of such retirement, death, or permanent disability shall become immediately exercisable in full and shall be exercisable until the earlier to occur of (i) the expiration of six months after the date of such death, permanent disability or retirement or (ii) the expiration date specified in such Option. Notwithstanding the foregoing, the termination of an Option granted pursuant to
Section 22 hereof by reason of the failure of the Participant to whom such Option was granted to be reelected an Outside Director shall not, of itself, affect any Options then held by such person in any other capacity. The Committee may in its sole and absolute discretion determine in any specific case whether a leave of absence of a Participant constitutes the cessation of employment or service. An Option which is an incentive stock option shall be treated as a non-statutory stock option in the event the Option is not exercised within 90 days of (i) a Participant's retirement as an employee of the Company or a Subsidiary on or after age 65 for employees of the Company or
(ii) the ninety-first day of a Participant's leave of absence, unless the Participant's reemployment rights are guaranteed by law or by contract. Except with respect to Options granted pursuant to Section 22 hereof, the Committee may, and with respect to Options granted pursuant to Section 22 hereof, the Board may, at any time prior to the termination of an Option, in its sole and absolute discretion, extend said 90 days or six months period, as the case may be, with respect to such Option for such period or periods not beyond the expiration date specified in such Option as it may determine.

13.      ADJUSTMENT OR TERMINATION UPON CERTAIN CHANGES.

         In the event of any merger, consolidation, reorganization, recapitalization, spin-off, stock dividend, or stock split or other change in the corporate structure or capitalization affecting the Common Stock, appropriate adjustments shall be made by the Board in the aggregate number and kind of shares or other securities or property subject to the Plan,





                                       9.
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and the number and kind of shares or other securities or property subject to outstanding and to subsequent Option grants and the per share option price thereof to reflect such changes. Any such adjustment (including, if the Board shall determine that no adjustment is appropriate, its failure to make an adjustment) shall be effective and binding for all purposes of the Plan and of each outstanding Option. No adjustment provided for in this Section 13 shall require the Company to sell a fractional share under any Option. In the event of the dissolution or liquidation of the Company, or a merger or consolidation in which the Company is not the surviving corporation, all outstanding Options shall terminate unless assumed by another corporation in which event the Participants shall have only such rights as shall be provided for in the agreement of assumption.

14.      PURCHASE FOR INVESTMENT, WITHHOLDING, WAIVERS AND NOTICE OF
         DISPOSITION.

         (a) Unless the shares to be issued upon the exercise of an Option by a Participant shall be registered prior to the issuance thereof under the Securities Act of 1933, as amended (the "Securities Act"), or, unless the Committee, or in the case of Options granted pursuant to Section 22 hereof, the Board, shall otherwise determine, such Participant will be required, as a condition of the Company's obligation to issue such shares, to give a representation in writing that he is acquiring such shares for his own account as an investment and not with a view to, or for offer or sale in connection with, the distribution of any thereof.

         (b) In the event of the death of a Participant, a condition of exercising any Option shall be the delivery to the Company of such tax waivers and other documents as the Committee, or in the case of Options granted pursuant to Section 22 hereof, the Board, shall determine.

         (c) Each Participant shall be required, as a condition of exercising any non-statutory stock option, to make such arrangements with the Company with respect to withholding as the Committee may determine.

         (d) Each Participant shall agree to notify the Company upon such Participant's sale or other disposition of any stock issued to such Participant upon exercise of an incentive stock option within two years from the grant of such option or within one year after the issuance to such Participant of such stock (each a "Premature Disposition"), stating the date and manner of such Premature Disposition and the amount, if any, realized upon such Premature Disposition. Each Participant shall agree to pay to the Company, or that the Company shall be entitled to withhold from any amount due such Participant from the Company, any amounts required by law to be withheld on account of such Premature Disposition.





                                      10.

15.      NO STOCKHOLDER STATUS.

         Neither any Participant nor the legal representatives, legatees or distributees of such Participant shall be or be deemed to be the holder of any share of the Common Stock covered by an Option unless and until a certificate for such share has been issued. Upon payment of the purchase price thereof, a share issued upon exercise of an Option shall be fully paid and non-assessable.

16.      NO RESTRICTION ON CORPORATE ACTS.

         Neither the existence of the Plan nor any Option shall in any way affect the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.

17.      MODIFICATION, EXTENSION AND RENEWALS OF OPTIONS.

         (a) The Committee shall have the power to modify, extend or renew outstanding Options, other than those granted pursuant to Section 22 hereof, and authorize the grant of new Options in substitution therefor and the Board shall have the power to modify outstanding Options granted pursuant to Section 22 hereof, provided that such power may not be exercised by the Committee or the Board in a manner which would (i) alter or impair any rights or obligations under any Option previously granted without the written consent of the optionee or (ii) if securities of the Company are then subject to Section 16 of the Exchange Act adversely affect the qualification of the Plan or any other stock-related plan of the Company under Rule 16b-3 adopted pursuant to the Exchange Act, or any successor provision; provided, however, that if the securities of the Company shall then be subject to said rule, none of the foregoing actions by the Committee may be taken without the prior approval of the Board except to the extent that the right of the Board to grant such prior approval would adversely affect the qualification of the Plan or any other stock-related plan of the Company under said rule and to that extent such approval shall not be required.

         (b) Shares subject to an Option canceled under this Section 17 shall continue to be counted against the maximum award of Options permitted to be granted pursuant to Section 6(b) of the Plan. The repricing of an Option under this Section 17, resulting in a reduction of the exercise price, shall be deemed to be a cancellation of the original Option and the grant of a substitute Option; in the event of such repricing, both the original and





                                      11.

the substituted Options shall be counted against the maximum awards of Options permitted to be granted pursuant to Section 6(b) of the Plan. The provisions of this Section 17(b) shall be applicable only to the extent required by Section 162(m) of the Code.

18.      NO EMPLOYMENT RIGHT.

         Neither the existence of the Plan nor the grant of any Option shall require the Company or any Subsidiary to continue any Participant in the employ or other service of the Company or such Subsidiary.

19.      AMENDMENT OF THE PLAN.

         The Board may at any time make such modifications of the Plan as it shall deem advisable; provided, however, that the Board may not without further approval of the affirmative vote or consent of holders of such number of shares of stock of the Company entitled to vote thereon as shall be required to approve the same pursuant to the Company's certificate of incorporation, and as otherwise may be required by law, increase the number of shares of the Common Stock as to which Options may be granted under the Plan (as adjusted in accordance with the provisions of Section 13 hereof), or to any Outside Director pursuant to Section 22 hereof (as so adjusted), or change the class of persons eligible to participate in the Plan or the class of directors eligible to receive Options pursuant to Section 22 hereof, or change the manner of determining the option prices which would result in a decrease in the option price, or, except as provided in Sections 12 and 17 hereof, extend the period during which an Option may be granted or exercised, or change the Plan in any other way if such change requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code or to comply with the requirements of Rule 16b-3. The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of
Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide Participants with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to incentive stock options and/or to bring the Plan and/or Options which are incentive stock options granted under it into compliance therewith. No termination or amendment of the Plan may, without the consent of the Participant to whom any Option shall theretofore have been granted, adversely affect the rights of such Participant under such Option.





                                      12.

20.      EXPIRATION AND TERMINATION OF THE PLAN.

         The Plan shall terminate on October 13, 2002, or at such earlier time as the Board may determine. Options may be granted under the Plan at any time and from time to time prior to its termination. Any Option outstanding under the Plan at the time of the termination of the Plan shall remain in effect until such Option shall have been exercised or shall have (subject to the last sentence of Section 12 hereof) terminated or expired in accordance with its terms.

21.      OPTIONS GRANTED IN CONNECTION WITH ACQUISITION.

         In connection with the acquisition by the Company or a Subsidiary of another corporation which will become a Subsidiary or division of the Company (such corporation being hereafter referred to as an "Acquired Subsidiary"), Options may be granted to employees and other personnel of an Acquired Subsidiary in exchange for then outstanding options to purchase securities of the Acquired Subsidiary. Such Options may be granted at such option prices, may be exercisable immediately or at any time or times either in whole or in part, and may contain such other provisions not inconsistent with the Plan, as the Committee, in its sole and absolute discretion, shall deem appropriate at the time of the granting of such Options.

22.      OPTIONS FOR OUTSIDE DIRECTORS.

         (a) Notwithstanding any other provision of the Plan, a director of the Company (including, without limitation, a director who is a consultant or advisor to the Company or a Subsidiary) who is not an employee of the Company or a Subsidiary (an "Outside Director") shall be eligible to receive an Option pursuant to the Plan, for his services to the Company in his capacity as a director, only in accordance with the terms and conditions of this Section 22. Except as otherwise specifically provided in the Plan (including without limitation Section 4(b) hereof and this Section 22), each such Option shall be subject to all of the provisions of the Plan. An Outside Director who is also a consultant or advisor to the Company or a Subsidiary may also receive Options (not pursuant to this Section 22) for his services as a consultant or advisor. Nothing in the Plan shall limit or preclude the grant of an option to purchase stock of the Company to an Outside Director otherwise than pursuant to the Plan.

         (b)     (i)      So long as shares of the Common Stock are not
publicly traded, and so long as a Mandatory Conversion has not occurred, (i) on the first business day of January 1994 and on the first business day of January of each year thereafter, each Outside Director shall automatically be granted an Option to purchase 3,000 shares of the Senior Preferred, and (ii) if an Outside Director shall first become an Outside Director after June 30, 1993, or after the first business day of any year thereafter, such Outside





                                      13.

Director shall automatically be granted on the first business day on which such Outside Director shall be an Outside Director, an Option to purchase the number (calculated to the nearest one hundred shares) of shares of Senior Preferred equal to 3,000 multiplied by a fraction, the numerator of which shall be the number of calendar months remaining in such calendar year and the denominator of which shall be twelve (12). The per share option price for each such Option granted to any Outside Director shall be the greater of (i) $1.00 per share of Senior Preferred, and (ii) the book value thereof, which book value with respect to any such Option granted during the first ten months of any calendar year shall mean the book value thereof as at June 30 of the prior calendar year, and with respect to any such Option granted during the last two months of any calendar year shall mean the book value thereof as at June 30 of such calendar year; provided that the per share option price for each such Option granted prior to November 1, 1994 (including, without limitation, Options granted in exchange for other Options) shall be $1.00 per share of Senior Preferred.

                 (ii) In the event that shares of the Common Stock shall become publicly traded, (i) on the first business day of January of each year thereafter, each Outside Director shall automatically be granted an Option to purchase 40,500 shares of Common Stock, and (ii) if an Outside Director shall first become an Outside Director after the first business day of January in any such year, such Outside Director shall automatically be granted on the first business day on which such Outside Director shall be an Outside Director, an Option to purchase the number (calculated to the nearest 100 shares) of shares of Common Stock equal to 40,500 multiplied by a fraction, the numerator of which shall be the number of calendar months remaining in such calendar year and the denominator of which shall be twelve (12). The per share option price of each Option granted to an Outside Director pursuant to the provisions of this Section 22(b)(ii) shall be equal to the greater of (i) the fair market value of a share of the Common Stock on the date such Option is granted or (ii) such price which shall be the lowest per share price at which the Company could issue such Option without causing the anti-dilution provisions, if any, of any convertible securities or rights or warrants to purchase Common Stock or convertible securities outstanding at the time of the grant of such Option, to become effective. For the purposes of this Section 22(b)(ii), fair market value of a share of Common Stock shall mean, as of the date on which such fair market value is to be determined, the closing price of a share of Common Stock as reported in the Wall Street Journal (or a publication or reporting service deemed equivalent to the Wall Street Journal for such purpose by the Board) for the over-the-counter market or any national securities exchange and other securities market which at the time are included in the stock price quotations of such publication. If no such sale is so reported for such date, fair market value shall mean the average of the latest bid and asked prices so reported for such date. In the event that the Board shall determine such stock price quotation is not representative of fair market value, the Board may determine fair market value in such a manner as it shall deem appropriate under the circumstances.





                                      14.

         (c) The term of each Option granted to an Outside Director shall be ten years.

         (d) An Option granted pursuant to this Section 22 shall be exercisable as to all shares of the Common Stock covered thereby commencing on the date six months after the date on which such Option is granted.

         (e) The provisions of this Section 22 may not be amended except by the vote of a majority of the members of the Board and by the vote of a majority of the members of the Board who are not Outside Directors, and the provisions of this Section 22 shall not be amended more than once every six months, other than to comport with changes in the Code or the regulations or rules thereunder.

23.      OPTIONS EXERCISABLE FOR SENIOR PREFERRED.

         This Section 23 shall become inoperative upon the closing of the Company's first underwritten public offering of Common Stock and the automatic conversion of the Senior Convertible Preferred Stock into Common Stock. Notwithstanding any other provision of the Plan:

         (a) All Options granted under the Plan on or after June 30, 1993 (the "Transition Date"), including Options for Outside Directors granted pursuant to Section 22 hereof, shall be exercisable (subject to the terms and conditions of the Plan) for shares of Senior Convertible Preferred Stock, par value $.05 per share (the "Senior Preferred"), instead of for shares of Common Stock, and no Options to purchase Common Stock shall be granted after the Transition Date. Options granted on or after the Transition Date are referred to herein as "New Options" and Options granted at any time prior to the Transition Date are referred to herein as the "Old Options," and the term "Options" shall mean either New Options or Old Options, or both, as appears from the context.

         (b) On and after the Transition Date, (i) all outstanding New Options and shares of Senior Preferred (and all Senior Conversion Shares (as defined below)) received upon exercise of New Options shall be subject to all the terms and conditions of the Plan, provided that with respect to such New Options and shares of Senior Preferred, wherever in the Plan the term "Common Stock" appears (other than in Section 22(b)), such term shall be deemed amended and replaced with the term "Senior Preferred," and (ii) all outstanding Old Options and shares of Common Stock received upon exercise of Old Options, shall continue to be subject to the terms and conditions of the Plan. "Senior Conversion Shares" means shares of Series A Convertible Preferred Stock, par value $.01 per share ("Series A Preferred"), and Common Stock, into which Senior Preferred is convertible, including shares of Common Stock into which such Series A Preferred is convertible.





                                      15.

         (c) On and after the Transition Date, the stock subject to the Plan shall consist of: (i) the number of shares of Common Stock which shall be subject to Old Options outstanding on the Transition Date, as the same may be adjusted from time to time pursuant to Section 13 hereof, which number of shares of Common Stock shall be reduced to the extent that the holders of Old Options shall exchange said Old Options for New Options as hereinafter provided, and to the extent that said Old Options otherwise shall expire or terminate for any reason, and (ii) 2,433,443 shares of Senior Preferred, in each case as the same may be adjusted from time to time pursuant to Section 13 hereof. Such shares of Common Stock and Senior Preferred may, as the Board shall from time to time determine, be either authorized but unissued shares of Common Stock or Senior Preferred, or issued shares of Common Stock or Senior Preferred, as the case may be, which have been acquired by the Company. If any New Option expires or terminates for any reason without having been exercised in full (except upon any conversion of all outstanding shares of Senior Preferred), the unpurchased shares of Senior Preferred subject thereto shall again be available for the purposes of the Plan. There is hereby reserved for issuance of New Options 2,433,443 authorized but unissued shares of Senior Preferred, which number of shares shall be from time to time (i) adjusted pursuant to Section 13 hereof and (ii) reduced to the extent that outstanding shares of Senior Preferred which shall have been acquired by the Company are (without duplication) (x) reserved for issuance pursuant to the Plan or (y) issued upon exercise of New Options.

         (d)     (i)      On and after the Transition Date, and prior to August
31, 1993, each outstanding Old Option shall, with the consent of the holder thereof, be exchanged for a New Option having the same terms and conditions as such Old Option except that (i) the number of shares of Senior Preferred which shall be subject to such New Option shall be 75% of the number of shares of Common Stock which were subject to such Old Option, rounded down to the nearest whole number of shares of Senior Preferred, and (ii) the purchase price for such shares of Senior Preferred shall be as provided in the last sentence of
Section 22(b)(i) hereof. Without intending to limit in any way the authority of the Committee to grant New Options, the Committee may at any time on and after the Transition Date grant New Options in exchange for options to purchase Common Stock outstanding on the Transition Date that were granted by the Company (i) pursuant to the 1982 Stock Option Plan of the Company, as amended, or (ii) other than pursuant to the Plan or the 1982 Stock Option Plan, upon consent in any such exchange by the holder of the options that are to be exchanged, and such New Options may have such terms and conditions as the Committee and such holder may agree (subject to the terms and conditions of the Plan), including without limitation with respect to the number of shares of Senior Preferred subject to such New Option, the exercise price thereof, and the exercisability and vesting thereof.

                 (ii) Upon any conversion of all outstanding shares of Senior Preferred pursuant to the certificate of incorporation of the Company (as it may be amended from





                                      16.

time to time) (a "Mandatory Conversion"), each New Option shall be converted into an option for the number of shares of Common Stock and at an exercise price adjusted as provided for in the Company's certificate of incorporation.

         (e) For purposes of this Section 23, the term "Shares" as defined in the first sentence of Section 11(b)(ii)(A), when used with respect to shares of Senior Preferred only, shall be deemed to include without limitation all Senior Conversion Shares.





                                      17.